                                                                    Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

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                     800 Nicollet Mall
                  Minneapolis, Minnesota                     55402
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         (Address of principal executive offices)          (Zip Code)
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                                Richard Prokosch
                         U.S. Bank National Association
                              60 Livingston Avenue
                               St. Paul, MN 55107
                                 (651) 495-3918
            (Name, address and telephone number of agent for service)

                         Commercial Vehicle Group, Inc.
                     (Issuer with respect to the Securities)

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               Delaware                                 41-1990662
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     (State or other jurisdiction of      (I.R.S. Employer Identification No.)
     incorporation or organization)
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               6530 West Campus Oval
                  New Albany, Ohio                      43054
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 (Address of Principal Executive Offices)            (Zip Code)
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                            8% SENIOR NOTES DUE 2013
                       (TITLE OF THE INDENTURE SECURITIES)

                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

            a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Washington, D.C.

            b) Whether it is authorized to exercise corporate trust powers.

                           Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

                           None

ITEMS 3-15  Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

            1. A copy of the Articles of Association of the Trustee.*

            2. A copy of the certificate of authority of the Trustee to commence business.*

            3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

            4. A copy of the existing bylaws of the Trustee.*

            5. A copy of each Indenture referred to in Item 4. Not applicable.

            6. The consent of the Trustee required by Section 321(b) of the
               Trust Indenture Act of 1939, attached as Exhibit 6.

            7. Report of Condition of the Trustee as of June 30, 2005 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.



* Incorporated by reference to Amendment No. 1 Registration Number 333-125542 filed with the Securities and Exchange Commission July 27, 2005.



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

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 1st of November, 2005.



                                            By: /s/ Richard Prokosch
                                                ---------------------------
                                                Richard Prokosch
                                                Vice President




By: /s/ Raymond Haverstock
    -------------------------------
    Raymond Haverstock
    Vice President

                                    EXHIBIT 6

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  November 1, 2005


                                            By: /s/ Richard Prokosch
                                                ---------------------------
                                                Richard Prokosch
                                                Vice President




By: /s/ Raymond Haverstock
    ----------------------------
    Raymond Haverstock
    Vice President

                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 6/30/2005

                                    ($000'S)

                                                             6/30/2005
                                                           -------------
ASSETS
     Cash and Due From Depository Institutions              $  6,450,815
     Federal Reserve Stock                                             0
     Securities                                               42,078,340
     Federal Funds                                             3,154,120
     Loans & Lease Financing Receivables                     129,709,823
     Fixed Assets                                              2,193,705
     Intangible Assets                                        10,387,232
     Other Assets                                              9,503,538
                                                           -------------
         TOTAL ASSETS                                       $203,477,573

LIABILITIES
     Deposits                                               $128,180,426
     Fed Funds                                                16,063,915
     Treasury Demand Notes                                             0
     Trading Liabilities                                         153,065
     Other Borrowed Money                                     25,358,095
     Acceptances                                                  94,841
     Subordinated Notes and Debentures                         6,808,639
     Other Liabilities                                         6,051,172
                                                           -------------
     TOTAL LIABILITIES                                      $182,710,153

EQUITY
     Minority Interest in Subsidiaries                      $  1,024,947
     Common and Preferred Stock                                   18,200
     Surplus                                                  11,804,040
     Undivided Profits                                         7,920,233
                                                           -------------
         TOTAL EQUITY CAPITAL                               $ 20,767,420

TOTAL LIABILITIES AND EQUITY CAPITAL                        $203,477,573

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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Richard Prokosch
    ---------------------------
     Vice President

Date:  November 1, 2005



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